SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 24, 2004
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-32269                 95-4596178
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)             File Number)          Identification No.)


            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 878-6500

Item 5. Other Events

     On March 24, 2004, Riverstone Networks announced that it had settled pending securities litigation against the company and certain of its former officers and directors. The announcement was made in the press release issued by the Company attached hereto as Exhibit 99.1.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  March 24, 2004

                                            RIVERSTONE NETWORKS, INC.

                                            By   /s/ Roger A. Barnes
                                              ------------------------
                                            Name:  Roger A. Barnes
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

99.1            Press release dated March 24, 2004.